UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2007

COEUR D’ALENE MINES CORPORATION
(Exact name of Registrant as specified in its charter)

Idaho	1-8641	84-0109423
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

505 Front Avenue,	83814
Coeur d’Alene, Idaho	(Zip Code)
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (208) 667-3511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

        On May 22, 2007, the Registrant issued a press release reporting that a three-judge panel of the United States Ninth Circuit Court of Appeals issued an opinion, which is consistent with the order issued by that Court on March 16, 2007 and announced in the Registrant’s March 17, 2007 press release and related Form 8-K , that reverses a lower court decision that had upheld the validity of the Section 404 Army Corps of Engineers permit for the Kensington gold mine in Alaska. A copy of the Registrant’s May 22, 2007 press release is attached as Exhibit 99 to this Current Report.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished herewith:

Exhibit 99 Press release issued by the Registrant on May 22, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

’'ALENE MINES CORPORATION
(Registrant)
Dated: May 21, 2007	By: /s/ James A. Sabala
James A. Sabala
Executive Vice President and
Chief Financial Officer